POWER OF ATTORNEY

 KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby names, constitutes and appoints the Secretary and each Assistant Secretary of ARCONIC ROLLED PRODUCTS CORPORATION, a

Delaware corporation (the Company), or any of them, the undersigned's true and lawful attorney-in-fact and agent to:

       (1)  prepare, sign for and on behalf of the undersigned, and submit to the U.S. Securities and

Exchange Commission (the SEC), a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

       (2) prepare, and sign for and on behalf of the undersigned, as to any equity securities of the

Company, Forms 3, 4 and/or 5, including amendments thereto, in accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the rules thereunder;

       (3) timely file any such Forms 3, 4 and/or 5, including amendments thereto, with the SEC and any stock exchange or similar authority and deliver a copy thereof to the Company in care of the

Secretary; and

       (4) take any other action in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.

        The undersigned hereby grants to each of such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in equity securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.  This Power of Attorney shall be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this Power of Attorney is not intended to, and does not, revoke any prior powers of attorney.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on the date set opposite the signature below.

 /s/ Christopher L. Ayers         March 18, 2020

  Signature      Date

 Christopher L. Ayers

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